UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2022

UNITY SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39497	27-0334803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 3rd Street
San Francisco, California 94103‑3104
(Address, including zip code, of principal executive offices)
(415) 539‑3162
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000005 par value	U	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
On June 2, 2022, Unity Software Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the Company’s nominees for Class II directors, (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the year ending December 31, 2022, (3) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (4) approved, on an advisory basis, every one year as the preferred frequency for the solicitation of advisory stockholder approval of the compensation paid to the Company’s executive officers. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2022 (the “Proxy Statement”). The final results with respect to each proposal are set forth below.
Proposal One – Election of Directors
The stockholders elected each of the three nominees named below as Class II directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

	For	Withheld	Broker Non-Votes
Egon Durban	160,164,020	58,929,725	22,994,394
Barry Schuler	192,507,820	26,585,925	22,994,394
Robynne Sisco	198,284,385	20,809,360	22,994,394
Proposal Two – Ratification of Selection of Independent Public Registered Accounting Firm
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The results of such vote were:

For	Against	Abstentions
147,748,085	132,112	149,193

Proposal Three – Advisory Vote on Executive Compensation
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of such vote were:

For	Against	Abstentions	Broker Non-Votes
134,657,091	83,258,522	1,178,132	22,994,394

Proposal Four – Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation
The stockholders approved, on an advisory basis, every one year as the preferred frequency for the solicitation of advisory stockholder approval of the compensation paid to the Company’s named executive officers. The results of such vote were:

1 Year	2 Years	3 Years	Abstentions
217,072,344	42,479	813,514	1,165,407

Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future stockholder advisory votes on the compensation program for its named executive officers every one year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY SOFTWARE INC.

Date: June 3, 2022	By:	/s/ Luis Visoso
Luis Visoso
Senior Vice President and Chief Financial Officer